        As filed with the Securities and Exchange Commission on January 29, 2001
                                                      1933 Act File No. 33-68704
                                                      1940 Act File No. 811-8006

                                   Form N-1A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /x/

            Pre-Effective Amendment No. [_]

            Post-Effective Amendment No. [31]

                                     and/or

            REGISTRATION STATEMENT UNDER THE
            INVESTMENT COMPANY ACT OF 1940  /x/

                              AMENDMENT NO. [32]
                        (Check appropriate box or boxes)

                        MORGAN GRENFELL INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                                One South Street
                           Baltimore, Maryland 21202
                                 (410) 895-5000


Daniel O. Hirsch                                Christopher P. Harvey, Esq.
Morgan Grenfell Investment Trust                Hale and Dorr LLP
One South Street                                60 State Street
Baltimore, Maryland 21202                       Boston, MA 02109
(Name and address of agent for service)         (Copies of Documents)

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[X] On January 29, 2001 pursuant to paragraph (b)

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

[Deutsche Asset Management logo]

Mutual Fund
Prospectus

January 29, 2001
Investment Class
Micro Cap Fund

  [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the
Deutsche Bank Group /

Overview
--------------------------------------------------------------------------------

of Micro Cap Fund ("Micro Cap')
--Investment Class

Goal: The Fund seeks capital appreciation.

Core Strategy: The Fund invests primarily in the stocks and other equity securities of US micro capitalization growth-oriented companies.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in the stocks and other equity securities of US micro capitalization growth-oriented companies. In managing the Fund, we use a "bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.
--------------------------------------------------------------------------------

Micro Cap--Investment Class

Overview of Micro Cap

Goal........................................................................   2
Core Strategy...............................................................   2
Investment Policies and Strategies..........................................   2
Principal Risks of Investing in the Fund....................................   3
Who Should Consider Investing in the Fund...................................   3
Total Returns, After Fees and Expenses......................................   4
Annual Fund Operating Expenses..............................................   5

A Detailed Look at Micro Cap

Objective...................................................................   6
Strategy....................................................................   6
Principal Investments.......................................................   6
Investment Process..........................................................   6
Risks.......................................................................   7
Management of the Fund......................................................   7
Calculating the Fund's Share Price..........................................   8
Performance Information.....................................................   9
Dividends and Distributions.................................................   9
Tax Considerations..........................................................   9
Buying and Selling Fund Shares..............................................   9
Financial Highlights........................................................  11

--------------------------------------------------------------------------------

                                         Overview of Micro Cap--Investment Class

PRINCIPAL RISKS OF INVESTMENT IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . micro capitalization company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;

 . stocks that the investment adviser has selected could perform poorly;

 . the stock market could perform poorly in the US;

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests; or
 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in Micro Cap if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money-market funds.

You should not consider investing in Micro Cap if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or invests in large- or medium-sized company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Micro Cap is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

Overview of Micro Cap--Investment Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class shares for each full calendar year since the Fund began selling Investment
Class shares to the public on August 21, 1997. The table compares the average annual return of the Fund's Investment Class shares with that of the Russell 2000 Index over the last one year, three years and since inception. The Russell 2000 Index is a passive measure of US equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell
3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.

YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

                                   [GRAPH]

                              1998        1.11%
                              1999       76.99%
                              2000        2.92%

Since inception, the Fund's highest return in any calender quarter was 29.56% (fourth quarter 1999) and its lowest quarterly return was -24.16% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2000

                                                     Average Annual Returns
                                                            Since Inception
                                  1 Year    3 Years    (August 21, 1997)/1/
  Micro Cap--
  Investment Class                 2.92%    22.58%                   19.99%
 -------------------------------------------------------------------------------
  Russell 2000
  Index                           (3.02)%    4.65%                    5.32%
 -------------------------------------------------------------------------------

 /1/The Russell 2000 Index average is calculated from August 30, 1997.

--------------------------------------------------------------------------------

                                         Overview of Micro Cap--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of Micro Cap.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Investment Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of September 30, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.74%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES

                                        Percentage of Average
                                             Daily Net Assets

  Management Fees                                  1.50%
 ----------------------------------------------------------
  Distribution (12b-1) Fees                         None
 ----------------------------------------------------------
  Other Expenses (including a 0.25%
   shareholder servicing fee)                      1.05%
 ----------------------------------------------------------
  Total Fund Operating Expenses                    2.55%
 ----------------------------------------------------------
  Less: Fee Waivers or Expense
  Reimbursement                                   (0.81)%/1/
 ----------------------------------------------------------
  Net Expenses                                     1.74%
 ----------------------------------------------------------

 EXPENSE EXAMPLE /2/

     1 Year          3 Years        5 Years           10 Years
      $177            $716          $1,283             $2,825
 -------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Micro Cap--Investment Class

OBJECTIVE

The Fund seeks capital appreciation. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of US micro capitalization growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the common stocks of US micro capitalization companies and securities convertible into common stocks. The investment adviser defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

The Fund may invest up to 25% of its total assets in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million capitalization minimum).

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

 .  The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.
 .  The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.
--------------------------------------------------------------------------------
Convertible securities are corporate securities (usually preferred stock or bonds) that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro cap companies with growth and profitability.

In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered of high quality.

We may also use various instruments commonly known as "derivatives,' and, to the extent that the fund invests in foreign securities, it may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. In implementing its investment strategy, the Fund may experience a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.

--------------------------------------------------------------------------------

                                 A Detailed Look at Micro Cap--Investment Class


RISKS

Below we have set forth some of the prominent risks associated with investing in micro cap companies, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Micro Capitalization Company Risk. The Fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in micro company investing, can also pose added risk. Industrywide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

Market Risk. Although individual stocks can outperform the US stock market, deteriorating stock market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares. This risk may be heightened for micro capitalization companies.

Derivative Risks. The Fund may, but is not required to, invest in derivatives. Risks associated with derivatives include:

 . the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc.') with headquarters at 130 Liberty Street, New York, New York 10006 acts as investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.50% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of October 31, 2000, managed approximately $17.3 billion in assets.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking

-------------------------------------------------------------------------------

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are future contracts, options, forward contracts, swaps, caps, collars and floors.

-------------------------------------------------------------------------------

A Detailed Look at Micro Cap--Investment Class

group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private, commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 .  keeping accurate, up-to-date records for your individual Fund account;

 .  implementing any changes you wish to make in your account information;

 .  processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 .  sending proxy reports and updated prospectus information to you; and

 .  collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

Audrey Jones, CFA

 .  Managing Director of DeAM, Inc. and Lead Manager of the Fund.

 .  Joined the investment adviser in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

 .  29 years of investment industry experience.

 .  BBA from Pace University Lubin School of Business.

John Callaghan

 .  Managing Director of DeAM, Inc. and Co-Manager of the Fund.

 .  Joined the investment adviser in 1997.

 . Portfolio manager with a primary focus on the technology, health care and utility sectors.

 . Previously at Odyssey Partners, a private investment partnership, from 1996 to 1997 and was a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.

 .  18 years of investment industry experience.

 .  MBA from Harvard Business School.

Doris R. Klug, CFA

 .  Director of DeAM, Inc. and Co-Manager of the Fund.

 .  Joined the investment adviser in 2000.

 . Portfolio manager with primary focus on the consumer and capital goods sectors.

 .  Vice President of Mutual of America from 1993 to 2000.

 .  19 years of investment industry experience.

 .  MBA from New York University's Stern School of Business.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day
(July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

                                 A Detailed Look at Micro Cap--Investment Class


PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid at least annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  TRANSACTION                                 TAX STATUS
  Income dividends                            Ordinary income
 ------------------------------------------------------------
  Short-term capital gains
  distributions                               Ordinary income
 ------------------------------------------------------------
  Long-term capital gains
  distributions                               Capital gains
 ------------------------------------------------------------

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  TRANSACTION                         TAX STATUS
  Your sale of                        Capital gains or losses
  shares owned more
  than one year
 --------------------------------------------------------------
  Your sale of                        Gains treated as ordinary
  shares owned for                    income; losses subject to
  one year or less                    special rules.
 --------------------------------------------------------------

The tax considerations for tax deferred accounts, non-taxable entities and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact Deutsche Asset Management Service Center:

You may only purchase Investment Class shares of the Fund if you have a shareholder account set up with a service agent such as a financial planner, investment adviser, broker-dealer or other institution.

Service Plan

The Fund has adopted a service plan for its Investment Class shares. Under the plan, the Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets for its Investment Class shares. The fees are compensation to service agents for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same Fund.

Minimum Account Investments

A standard account                                          $2,500
A retirement account                                        $  500
An automatic investment plan account                        $1,000


Retirement account minimums only apply to retirement accounts opened directly with the Fund's transfer agent. Retirement accounts opened through service agents may have different investment minimums.
The Fund and its service agents reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.

Important Information about Buying and Selling Shares

 . You may buy and sell shares of the fund through authorized service agents.
  Once you place your order with a service agent, it is considered received by the fund. It is then your service agent's responsibility to transmit the order to the fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

-------------------------------------------------------------------------------

A Detailed Look at Micro Cap--Investment Class

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

 . We reserve the right to reject purchases of Fund shares, including exchanges, for any reason.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. In this connection, the Fund specifically reserves the right to refuse (i) purchase or exchange requests for any reason or (ii) multiple purchase or exchange requests, submitted by a shareholder, group of shareholders, commonly controlled accounts or a dealer, that are deemed by the Fund, in its sole discretion, to involve excessive trading or to be part of a market timing strategy. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund or an affiliated fund, the funds involved, the amount of the investment and the background of the investors or dealers involved.

 . We reserve the right to reject purchases of fund shares (including exchanges)
  or to suspend or postpone redemptions at times when both the New York Stock Exchange and the fund's custodian are closed.
--------------------------------------------------------------------------------

                                 A Detailed Look at Micro Cap--Investment Class

The table below helps you understand the financial performance of the Investment Class shares of the Fund for the fiscal periods presented. Certain information selected reflects financial results for a single Investment Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.





 FINANCIAL HIGHLIGHTS

                                    For the                 For the               For the               For the
                                 Year Ended            Period Ended            Year Ended          Period Ended
                         September 30, 2000   September 30, 1999/1/      October 31, 1998   October 31, 1997/3/
Per Share Operating
 Performance:
Net Asset Value,
 Beginning of Period                 $16.12                  $ 9.88               $ 12.62               $ 12.12
 -------------------------------------------------------------------------------------------------------------------
Income (Loss) from
 Investment Operations
Net Investment Income                 (0.14)                  (0.14)                (0.06)                (0.02)
 -------------------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on
 Investments                           9.79                    6.38                 (2.19)                 0.52
 -------------------------------------------------------------------------------------------------------------------
Total from Investment
 Operations                            9.65                    6.24                 (2.25)                 0.50
 -------------------------------------------------------------------------------------------------------------------
Distributions to
 Shareholders
Net Realized Gains                    (1.41)                     --                 (0.49)                   --
 -------------------------------------------------------------------------------------------------------------------
Total Distributions                   (1.41)                     --                 (0.49)                   --
 -------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                              $24.36                  $16.12               $  9.88               $ 12.62
 -------------------------------------------------------------------------------------------------------------------
Total Investment Return               63.87%                  63.16%/4/            (18.33)%                3.87%/4/
 -------------------------------------------------------------------------------------------------------------------
Supplemental Data and
 Ratios:
Net Assets, End of
 Period (000s omitted)               $4,552                  $1,383               $ 1,036               $    10
 -------------------------------------------------------------------------------------------------------------------
Ratios to Average Net
 Assets:
Expenses in Excess of
 Income                               (1.05)%                 (1.29)%/3/            (0.98)%               (1.15)%/2/
 -------------------------------------------------------------------------------------------------------------------
Expenses After Waivers                 1.74%                   1.74%/2/              1.74%                 1.74%/2/
 -------------------------------------------------------------------------------------------------------------------
Expenses Before Waivers                2.55%                   3.25%/2/              2.68%                 3.52%/2/
 -------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 137%                    115%                   85%                  272%
 -------------------------------------------------------------------------------------------------------------------

 /1/Represents the eleven month period November 1, 1998 through September 30, 1999.
 /2/Annualized.
 /3/Inception of Investment Class shares of the Fund was August 21, 1997. /4/Total return is not annualized.

-------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 29, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Micro Cap--Investment Class                                     CUSIP #61735K778
Morgan Grenfell Investment Trust                                365PRO (1/01)
                                                                811-8006

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

[Deutsche Asset Management logo]

Mutual Fund
Prospectus

January 29, 2001
Institutional Class
Micro Cap Fund

  [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the
Deutsche Bank Group /

Overview
--------------------------------------------------------------------------------

of Micro Cap Fund ('Micro Cap')

--Institutional Class

Goal: The Fund seeks capital appreciation.
Core Strategy: The Fund invests primarily in the stocks and other equity securities of US micro capitalization growth-oriented companies.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in the stocks and other equity securities of US micro capitalization growth-oriented companies. In managing the Fund, we use a "bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.
--------------------------------------------------------------------------------


Micro Cap--Institutional Class

Overview of Micro Cap

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at Micro Cap

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Risks.......................................................................   8
Management of the Fund......................................................   8
Calculating the Fund's Share Price..........................................   9
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares..............................................  10
Financial Highlights........................................................  13

--------------------------------------------------------------------------------

Overview of Micro Cap--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . micro capitalization company stock returns could trail stock market returns generally because of risks specific to small company investing: greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress;

 . stocks that the investment adviser has selected could perform poorly;

 . the stock market could perform poorly in the US;

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests; or

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

Micro Cap Institutional Class requires a minimum investment of $250,000. You should consider investing in Micro Cap if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money-market funds.

You should not consider investing in Micro Cap if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in fixed income securities alone, or invests in large- or medium-sized company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in Micro Cap is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                                      Overview of Micro Cap--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Institutional Class shares for each full calendar year since the Fund began selling Institutional Class shares to the public on December 18, 1996 (its inception date). The table compares the average annual return of the Fund's Institutional Class shares with that of the Russell 2000 Index over the last one year, three years and since inception. The Russell 2000 Index is a passive measure of US equity market returns. It does not factor in the costs of buying, selling and holding stocks--costs which are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell
3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.

                                    [GRAPH]
YEAR-BY-YEAR RETURNS
(each full calendar year since inception)
                               1997      19.83%
                               1998       1.20%
                               1999      77.53%
                               2000       3.22%
Since inception, the Fund's highest return in any calendar quarter was 29.74% (fourth quarter 1999) and its lowest quarterly return was -24.12% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2000

                                  Average Annual Returns
                                    3    Since Inception
                        1 Year  Years (Dec. 18, 1996)/1/
  Micro Cap--
  Institutional Class    3.22% 22.86%             22.36%
 -------------------------------------------------------
  Russell 2000
  Index                (3.02)%  4.65%              8.82%
 -------------------------------------------------------

 /1/ The Russell 2000 Index average
 is calculated from December 31,
 1996.
--------------------------------------------------------------------------------

Overview of Micro Cap--Institutional Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of Micro Cap.

Expense Example. The example below illustrates the expenses you will incur on a $10,000 investment in Institutional Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/The investment adviser and administrator have contractually agreed, for the 16-month period from the Fund's fiscal year end of September 30, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.49%.

/2/For the first 12 months, the expense example takes into account fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES

                                               Percentage of Average
                                                    Daily Net Assets
  Management Fees                                              1.50%
 -------------------------------------------------------------------------------
  Distribution and
   Service (12b-1) Fees                                         None
 -------------------------------------------------------------------------------
  Other Expenses                                               0.80%
 -------------------------------------------------------------------------------
  Total Fund Operating
   Expenses                                                    2.30%
 -------------------------------------------------------------------------------
  Less: Fee Waivers or Expense Reimbursements                (0.81)%/1/
 -------------------------------------------------------------------------------
  Net Expenses                                                 1.49%
 -------------------------------------------------------------------------------


 EXPENSE EXAMPLE/2/

     1 Year                3 Years                           5 Years                           10 Years
      $152                  $641                             $1,157                             $2,573
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Micro Cap--Institutional Class

OBJECTIVE

The Fund seeks capital appreciation. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of US micro capitalization growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the common stocks of US micro capitalization companies and securities convertible into common stocks. The investment adviser defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million.

The Fund may invest up to 25% of its total assets in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million capitalization minimum).

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a "bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

 . The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

--------------------------------------------------------------------------------
Convertible securities are corporate securities (usually preferred stock or bonds) that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 5% of the total domestic equity market capitalization (subject to a $10 million capitalization minimum) for micro cap companies with growth and profitability.

In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may also invest up to 35% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered of high quality.

We may also use various instruments commonly known as "derivatives,' and, to the extent that the fund invests in foreign securities, it may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. In implementing its investment strategy, the Fund may experience a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or where possible, to add to investment returns.
--------------------------------------------------------------------------------

A Detailed Look at Micro Cap--Institutional Class


RISKS

Below we have set forth some of the prominent risks associated with investing in micro cap companies, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Micro Capitalization Company Risk. The Fund's investments in micro capitalization companies will be more susceptible to share price fluctuations since micro capitalization company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in micro company investing, can also pose added risk. Industrywide reversals may have a greater impact on micro capitalization companies, since they lack a large company's financial resources. Micro capitalization companies may have limited product lines and markets. They may also have shorter operating histories and more volatile businesses. Finally, micro capitalization company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a micro capitalization company's shares may be more difficult to sell.

Market Risk. Although individual stocks can outperform the US stock market, deteriorating stock market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

Secondary Risks

Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares. This risk may be heightened for micro capitalization companies.

Derivative Risks. The Fund may, but is not required to, invest in derivatives. Risks associated with derivatives include:

 . the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc.') with headquarters at 130 Liberty Street, New York, New York 10006, acts as investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment adviser received a fee of 1.50% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients, and as of October 31, 2000, managed approximately $17.3 billion in assets.

--------------------------------------------------------------------------------
A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.
--------------------------------------------------------------------------------

                               A Detailed Look at Micro Cap--Institutional Class


DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private, commercial banking, investment banking and insurance.

Organizational Structure. Each Fund is a series of an open-end investment company organized as a Delaware business trust.

Other Services. DeAM, Inc. provides administrative services for the Fund. In addition, DeAM, Inc.--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors for those services not otherwise included in the brokers or financial advisors servicing agreement, such as cash management or special trust or retirement-investment reporting.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

Audrey Jones, CFA

 . Managing Director of DeAM, Inc. and Lead Manager of the Fund.

 . Joined the investment adviser in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

 . 29 years of investment industry experience.

 . BBA from Pace University Lubin School of Business.

John Callaghan

 . Managing Director of DeAM, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 1997.

 . Portfolio manager with a primary focus on the technology, health care and utility sectors.

 . Previously at Odyssey Partners, a private investment partnership, from 1996 to 1997 and was a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.

 . 18 years of investment industry experience.

 . MBA from Harvard Business School.

Doris R. Klug, CFA

 . Director of DeAM, Inc. and Co-Manager of the Fund.

 . Joined the investment adviser in 2000.

 . Portfolio manager with a primary focus on the consumer and capital goods sectors.

 . Vice President of Mutual of America from 1993 to 2000.

 . 19 years of investment industry experience.

 . MBA from New York University's Stern School of Business.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value' or "NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares of that class outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

A Detailed Look at Micro Cap--Institutional Class


The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the NAV after the order is received by the Fund or your broker, provided that your broker or financial advisor forwards your order to the Fund in a timely manner.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value in the judgment of the Board of Trustees.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid at least annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  TRANSACTION                 TAX STATUS
  Income dividends            Ordinary income
 --------------------------------------------------------------------------
  Short-term capital gains
  distributions               Ordinary income
 --------------------------------------------------------------------------
  Long-term capital gains
  distributions               Capital gains
 --------------------------------------------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  TRANSACTION        TAX STATUS
  Your sale of       Capital gains or losses
  shares owned more
  than one year
 --------------------------------------------------------------------------
  Your sale of       Gains treated as ordinary
  shares owned       income; losses subject
  for one year or    to special rules
  less
 --------------------------------------------------------------------------

The tax considerations for tax deferred accounts, non-taxable entities, and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact Deutsche Asset Management Service Center:

By Phone:        1-800-730-1313

By Mail:         Deutsche Asset Management
                 Service Center
                 P.O. Box 219210
                 Kansas City, MO 64121-9210

By Overnight Mail:
                 Deutsche Asset Management
                 Service Center
                 210 West 10th Street, 8th floor
                 Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

To open an account                           $250,000
To add to an account                         $ 25,000
Minimum account balance                      $ 50,000

Institutional Class shares of the Fund may be purchased without regard to the investment minimums by: 1) employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and 2) Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the minimum account investments.
--------------------------------------------------------------------------------

                               A Detailed Look at Micro Cap--Institutional Class


How to Open Your Fund Account:

By Mail: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to "Micro Cap--Institutional Class
            --363' to the Deutsche Asset Management
            Service Center. The addresses are shown
            under "How to contact Deutsche Asset
            Management Service Center.'

By Wire:    Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

Two Ways to Buy and Sell Shares in Your Account:

MAIL:

Buying: Send your check, payable to "Micro Cap--Institutional Class--363', to the Service Center. The addresses are shown above under "How to contact Deutsche Asset Management Service Center'. Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:     021001033

Attn:           Deutsche Asset Management/ Mutual Funds

DDA No:         00-226-296

                (Account name)
FBO:

                (Account number)

Credit:         Micro Cap--Institutional Class--363

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares:

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.
--------------------------------------------------------------------------------

A Detailed Look at Micro Cap--Institutional Class


 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made "in kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . We reserve the right to reject purchases of Fund shares, including exchanges, for any reason.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. In this connection, the Fund specifically reserves the right to refuse (i) purchase or exchange requests for any reason or (ii) multiple purchase or exchange requests, submitted by a shareholder, group of shareholders, commonly controlled accounts or a dealer, that are deemed by the Fund, in its sole discretion, to involve excessive trading or to be part of a market timing strategy. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund or an affiliated fund, the funds involved, the amount of the investment and the background of the investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.
--------------------------------------------------------------------------------

                               A Detailed Look at Micro Cap--Institutional Class


The table below helps you understand the financial performance of the Institutional Class shares of the Fund for the fiscal periods presented. Certain information selected reflects financial results for a single Institutional Class share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

 FINANCIAL HIGHLIGHTS

                                 For the         For the          For the        For the
                              Year Ended    Period Ended       Year Ended   Period Ended
                           September 30,   September 30,      October 31,    October 31,
                                    2000         1999/1/             1998        1997/3/
  Per Share Operating
   Performance:
  Net Asset Value,
   Beginning of Period            $16.16           $9.90           $12.62         $10.00
 --------------------------------------------------------------------------------------------
  Income (Loss) from
   Investment Operations
  Net Investment Income            (0.14)          (0.14)           (0.05)         (0.04)
 --------------------------------------------------------------------------------------------
  Net Realized and
   Unrealized Gain (Loss)
   on Investments                   9.91            6.40            (2.18)          2.66
 --------------------------------------------------------------------------------------------
  Total from Investment
   Operations                       9.77            6.26            (2.23)          2.62
 --------------------------------------------------------------------------------------------
  Distributions to
   Shareholders
  Net Realized Gains               (1.41)             --            (0.49)            --
 --------------------------------------------------------------------------------------------
  Total Distributions              (1.41)             --            (0.49)            --
 --------------------------------------------------------------------------------------------
  Net Asset Value, End of
   Period                         $24.52          $16.16            $9.90         $12.62
 --------------------------------------------------------------------------------------------
  Total Investment Return          64.49%          63.23%/4/       (18.16)%        26.20%/4/
 --------------------------------------------------------------------------------------------
  Supplemental Data and Ratios:
  Net Assets, End of
   Period (000s omitted)         $36,745         $17,000          $14,363         $3,276
 --------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Expenses in Excess of Income     (0.78)%         (1.07)%/2/       (0.75)%        (0.49)%/2/
 --------------------------------------------------------------------------------------------
  Expenses After Waivers            1.49%           1.49%/2/         1.49%          1.63%/2/
 --------------------------------------------------------------------------------------------
  Expenses Before Waivers           2.30%           3.00%/2/         2.59%          3.39%/2/
 --------------------------------------------------------------------------------------------
  Portfolio Turnover Rate            137%            115%              85%           272%
 --------------------------------------------------------------------------------------------

 /1/Represents the eleven month period November 1, 1998 through September 30, 1999.
 /2/Annualized.
 /3/Inception of Institutional Class shares of the Fund was 12/18/96.
 /4/Total return is not annualized.
--------------------------------------------------------------------------------

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

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




Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 29, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                   Deutsche Asset Management Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Micro Cap--Institutional Class
Morgan Grenfell Investment Trust                                CUSIP #61735K786
                                                                363PRO (1/01)
Distributed by:                                                 811-8006
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

MORGAN GRENFELL INVESTMENT TRUST

No-Load Open-End Funds

One South Street

Baltimore, MD 21202

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2001

Morgan Grenfell Investment Trust (the "Trust") is an open-end, management investment company consisting of fifteen investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the Micro Cap Fund (the "Fund"), previously Morgan Grenfell Micro Cap Fund.

This SAI is not a prospectus, and should be read only in conjunction with the Institutional and Investment Class Prospectuses for the Fund, as amended or supplemented from time to time (each a "Prospectus" and, collectively, the "Prospectuses"). The audited financial statements for the Fund are included in the Fund's annual report, which we have filed electronically with the Securities and Exchange Commission and which is incorporated by reference into the SAI. A copy of the Prospectuses may be obtained without charge from Deutsche Asset Management, Inc. ("DeAM, Inc."), the Trust's Administrator, by calling 1-800-730-1313 or writing to Morgan Grenfell Investment Trust, P.O. Box 219210, Kansas City, Missouri 64121.

                                   Page -1-

TABLE OF CONTENTS

                                                                               Page
Introduction.................................................................     3

Additional Information on Fund Investments and Strategies and Related Risks..     3

Investment Restrictions......................................................    34

Trustees and Officers........................................................    39

Investment Advisory and Other Services.......................................    42

Codes of Ethics..............................................................    44

Service Plan.................................................................    47

Portfolio Transactions.......................................................    49

Purchase and Redemption of Shares............................................    52

Performance Information......................................................    54

Taxes........................................................................    58

General Information About the Trust..........................................    65

Additional Information.......................................................    70

Financial Statements.........................................................    70

Appendix - The Adviser's Micro Cap Investment Results........................    78

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund are not available in certain states. Please call 1-800-730-1313 to determine availability in your state.

                                   Page -2-

                                 INTRODUCTION

The Trust is an open-end, management investment company that currently consists of fifteen separate investment portfolios. This SAI relates to the Fund. The Fund is classified as "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act").

Deutsche Asset Management, Inc. (the "Adviser" or "DeAM, Inc.") serves as investment adviser to the Fund. ICC Distributors, Inc. (the "Distributor" or "ICCD") serves as the Fund's principal underwriter and distributor. DeAM, Inc. also serves as the Fund's administrator (the "Administrator").

The information contained in this SAI generally supplements the information contained in the Prospectuses. No investor should invest in shares of the Fund without first reading the Prospectuses. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in each Prospectus.

                  ADDITIONAL INFORMATION ON FUND INVESTMENTS
                       AND STRATEGIES AND RELATED RISKS

The following supplements the information contained in each Prospectus concerning the investment objectives and policies of the Fund.

Under normal conditions, the Fund invests at least 65% of its total assets in the common stocks of U.S. micro capitalization companies and securities convertible into such stocks. The Adviser defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. Up to 25% of the Fund's total assets may be invested in the securities of foreign companies that would be considered in the bottom 5% in terms of market capitalization in the U.S. equity market. The Fund may invest up to 35% of its assets in high quality debt instruments and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are considered high quality.

EQUITY AND EQUITY RELATED SECURITIES

The Fund may invest in common stock, preferred stock, warrants, purchased call options and other rights to acquire stock. The market value of an equity security will increase or decrease depending on market conditions. This affects the value of the shares of the Fund, and the value of your investment.

SMALL AND MICRO CAPITALIZATION COMPANIES

The Fund invests a significant portion of its assets in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves significantly greater risk and the possibility of greater portfolio price volatility. Among the reasons for the

                                   Page -3-
greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources and therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many smaller capitalization companies in which the Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies. An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality" which exacerbates the increased risk and greater price volatility normally associated with smaller companies.

FIXED INCOME SECURITIES

GENERAL. The Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary

                                   Page -4-
authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard and Poor's Ratings Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Adviser, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the "Commission").

CONVERTIBLE AND PREFERRED SECURITIES

Subject to its investment objectives and policies, the Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which the Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

The Fund, subject to its investment objectives, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred

                                   Page -5-
stock may be cumulative, and in such cases all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS

The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

SECURITIES OF FOREIGN ISSUERS

FOREIGN SECURITIES. Subject to its investment objectives and policies, the Fund may invest in securities of foreign issuers and supranational entities. The non-U.S. investments of the Fund may be denominated in any currency. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

To the extent the investments of the Fund are denominated in foreign currencies, the net asset values of the Fund may be affected favorably or unfavorably by fluctuations in currency

                                   Page -6-
exchange rates and by changes in exchange control regulations. For example, if the Adviser increases the Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund will incur transaction costs in connection with conversions between currencies.

FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which the Fund may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. The Fund may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

CURRENCY MANAGEMENT TECHNIQUES

To the extent that the Fund invests in securities denominated or quoted in foreign currencies, it may enter into forward currency exchange contracts ("forward contracts") and buy and sell currency options to hedge against currency exchange rate fluctuations. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Adviser is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a

                                   Page -7-
profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may enter into forward currency contracts only for the following hedging purposes. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

                                   Page -8-

The Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

The Fund's activities in forward currency exchange contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

GENERAL. The Fund may write covered put and call options and purchase put and call options. Such options may relate to particular securities, to various stock indices, or to currencies. The Fund may write call and put options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges and over-the-counter. These instruments may be considered derivative instruments.

WRITTEN OPTIONS. The Fund may write (sell) covered put and call options on securities and enter into related closing transactions. The Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the

                                   Page -9-

Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by the Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

PURCHASED OPTIONS. The Fund may also purchase put and call options on securities. A put option entitles the Fund to sell, and a call option entitles the Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

The Fund may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. The Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

OPTIONS ON STOCK INDICES OR CURRENCIES. The Fund may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Fund may also purchase and write put and call options on currencies.

A call option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. Conversely, a put option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index is less than the option's exercise price. The amount of any payment to the option holder will be equal to the difference between the closing price of the index at the time of exercise and the

                                   Page -10-
exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

When the Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option. A call option on currency written by the Fund is covered if the Fund owns an equal amount of the underlying currency.

OTHER CONSIDERATIONS. The Fund will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker- dealer may fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received, and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient

                                   Page -11-
trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities and currencies are traded. To the extent that the options markets close before the markets for the underlying securities and currencies, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The risks described above also apply to options on futures, which are discussed below.

FUTURES CONTRACTS AND RELATED OPTIONS

GENERAL. When deemed advisable by the Adviser, the Fund may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Fund may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. The Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the CFTC. The Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.

                                   Page -12-

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated,

                                   Page -13-
in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company. See "Taxes."

                                   Page -14-

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Adviser may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely

                                   Page -15-
execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" below. Options, futures contracts and options on futures contracts are derivative instruments.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

                                   Page -16-

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. The Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When the Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of the Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets. When the Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

BORROWING

The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets

                                   Page -17-
including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund will be required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To limit the potential leveraging effects of the Fund's borrowings, the Fund will not make investments while borrowings are in excess of 5% of total assets. Borrowing generally will exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

LENDING PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by the Fund, may not exceed 33 1/3% of the value of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker". No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, the Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

DIVERSIFICATION

The Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes" below.

                                   Page -18-

CONCENTRATION OF INVESTMENTS

As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. Government securities).

RESTRICTED SECURITIES

The Fund may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

OTHER INVESTMENT COMPANIES

Absent an order from the Commission, the Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

COMMERCIAL PAPER

Commercial paper is a short-term, unsecured negotiable promissory note of a U.S or non-U.S issuer. The Fund may purchase commercial paper. The Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between the Fund and an issuer, and are not normally traded in a secondary market. The Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their

                                   Page -19-
issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities--Variable and Floating Rate Instruments."

BANK OBLIGATIONS

The Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

                            INVESTMENT RESTRICTIONS

The fundamental investment restrictions set forth below may not be changed with respect to the Fund without the approval of a "majority" (as defined in the 1940
Act) of the outstanding shares of the Fund. For the purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund with the exception of borrowings permitted by fundamental investment restriction (2) listed below.

The nonfundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

                                   Page -20-

FUNDAMENTAL INVESTMENT RESTRICTIONS

 The Trust may not, on behalf of the Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities, if appropriately covered.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls, if appropriately covered, with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend Fund securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices,

                                   Page -21-
     currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, the Fund will adhere to the following fundamental investment restriction:

     With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS The Trust may not, on behalf of the Fund:

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other U.S.-registered investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of the Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions shall mean the market value used in determining the fund's net asset value.

                                    Page -22-

                             TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk (*) indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.

-------------------------------------------------------------------------------------------------------------------
Name and Address                         Positions with Trust        Principal Occupation During Past Five Years
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1) (2)                  Trustee                     Project Leader,
7257 South Tucson Way                                                International Institute for Applied Systems
Englewood, CO 80112 (age 48)                                         Analysis (since 1998); Chief Executive
                                                                     Officer, The Eric Group Inc. (environmental
                                                                     insurance) (1986-1998).
-------------------------------------------------------------------------------------------------------------------
Graham E. Jones (1)(2)                   Trustee                     Senior Vice President, BGK Realty Inc. (since
330 Garfield Street                                                  1995); Director, 11 closed-end funds managed
Santa Fe, NM 87501                                                   by Morgan Stanley Asset Management; Trustee,
(age 65)                                                             8 open-end mutual funds managed by Weiss,
                                                                     Peck & Greer; Trustee of 12 open-end mutual
                                                                     funds managed by Sun Capital Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------
William N. Searcy (1)(2)                 Trustee                     Pension & Savings Trust Officer, Sprint
2330 Shawnee Mission Pkwy                                            Corporation (telecommunications) (since
Westwood, KS 66205                                                   1989); Trustee of 12 open-end mutual funds
(age 53)                                                             managed by Sun Capital Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------
Hugh G. Lynch                            Trustee                     Retired, formerly Managing Director,
767 Fifth Avenue                                                     International Investments, General Motors
New York, NY 10153                                                   Investment Management Corporation
(age 62)                                                             Director, Emerging Markets Growth Fund
                                                                     managed by Capital International, Inc.
-------------------------------------------------------------------------------------------------------------------
Edward T. Tokar (1)                      Trustee                     Vice President-Investments, Honeywell
101 Columbia Road                                                    International, Inc. (advanced technology and
Morristown, NJ 07962                                                 manufacturer) (since 1985).
(age 52)
-------------------------------------------------------------------------------------------------------------------
Richard T. Hale                          President                   Trustee of each of the other investment
One South Street                                                     companies within the Deutsche Asset
Baltimore, MD 21202                                                  Management mutual fund complex;
                                                                     Managing Director, Deutsche Asset Management;
                                                                     Managing Director, Deutsche Banc Alex. Brown
                                                                     Incorporated; Director and President,
                                                                     Investment Company Capital Corp.
-------------------------------------------------------------------------------------------------------------------
David W. Baldt                           Vice President              Managing Director of Active Fixed Income,
150 S. Independence Sq.                                              Deutsche Asset Management, Inc. (since 1989).
W. Philadelphia, PA 19106
(age 50)
-------------------------------------------------------------------------------------------------------------------
James H. Grifo                           Vice President              Managing Director and Executive Vice
150 S. Independence Sq.                                              President, Deutsche Asset Management, Inc.
W. Philadelphia, PA 19106                                            (since 1996); Senior Vice President, GT
(age 48)                                                             Global Financial (1990 - 1996).
-------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo                         Treasurer                   Director, Deutsche Asset Management (since
One South Street                                                     1998); Senior Manager, PricewaterhouseCoopers
Baltimore, Maryland 21202                                            LLP from 1993 to 1998
(Age 42)
-------------------------------------------------------------------------------------------------------------------
Amy M. Olmert (3)                        Assistant Treasurer         Director, Deutsche Asset Management Americas
One South Street                                                     (since 1999); Vice President, BT
-------------------------------------------------------------------------------------------------------------------

                                   Page -23-

-------------------------------------------------------------------------------------------------------------------
Name and Address                           Positions with Trust      Principal Occupation During Past Five Years
-------------------------------------------------------------------------------------------------------------------
Baltimore, MD  21202                                                 Alex. Brown Inc. (1997-1999); Senior Manager,
(age 36)                                                             PricewaterhouseCoopers LLP (1988-1997).
-------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch                           Secretary                 Director, Deutsche Asset Management Americas
One South Street                                                     (since 1999); Director, Deutsche Bank Alex.
Baltimore, MD  21202                                                 Brown Incorporated and Investment Company
(age 45)                                                             Capital Corp. (since 1998); Assistant General
                                                                     Counsel, Office of the General Counsel,
                                                                     United States Securities and Exchange
                                                                     Commission (1993-1998).
-------------------------------------------------------------------------------------------------------------------

_______________

1  Member of the Trust's Pricing Committee.

2  Member of the Trust's Audit Committee.

3  Member of the Trust's Dividend Committee.

Messrs. Jones, Freeman and Searcy are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent accountants, and reviewing with such accountants and the Treasurer of the Trust matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent.

As of December 31, 2000, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not affiliated with the Adviser an annual fee of $15,000 provided that they attend each regular Board meeting during the year. Members of the Audit Committee also receive $1,000 for each Audit Committee meeting attended. The Chairman of the Audit Committee, currently Mr. Searcy, receives an additional $1,000 per Audit Committee meeting attended. The Trustees are also reimbursed for out-of-pocket expenses incurred by them in connection with their duties as Trustees. The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year of the Fund ended September 30, 2000:

--------------------------------------------------------------------------------------------------------------------
                                          Pension or Retirement
                                          Benefits Accrued as Part of            Aggregate Compensation from the
Name of Trustee                           Fund Expenses                          Trust/Complex*
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                           $1,174                                 $17,000
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones                           $1,240                                 $18,000
--------------------------------------------------------------------------------------------------------------------
William N. Searcy                         $1,445                                 $21,000
--------------------------------------------------------------------------------------------------------------------
Hugh G. Lynch                             $1,036                                 $15,000
--------------------------------------------------------------------------------------------------------------------
Edward T. Tokar                           $1,036                                 $15,000
--------------------------------------------------------------------------------------------------------------------

                                    Page -24-

* The Trustees listed above do not serve on the Board of any other investment company that may be considered to belong to the same complex as the Trust.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

Deutsche Asset Management, Inc., 130 Liberty Street, New York, New York 10006, acts as the investment adviser to the Fund pursuant to the terms of a Management Contract, dated August 23, 1996 (the "Management Contract"). Pursuant to the Management Contract, the Adviser supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Adviser pays the ordinary office expenses of the Trust and the compensation, if any, of all officers and employees of the Trust and all Trustees who are "interested persons" (as defined in the 1940 Act) of the Adviser. Under the Management Contract, the Trust, on behalf of the Fund, is obligated to pay the Adviser a monthly fee at an annual rate of 1.50% of the Fund's average daily net assets. Effective October 6, 1999, the investment adviser to the Fund, Deutsche Asset Management, Inc. changed its name from Morgan Grenfell, Inc.

The Fund's advisory fee is paid monthly and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during the entire monthly period.

The Adviser and the Administrator have contractually agreed for the 16-month period from the Fund's most recently completed fiscal year to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectuses. This contractual fee waiver may be changed only by the Fund's Board of Trustees. For the fiscal periods ended September 30, 2000, September 30, 1999 and October 31, 1998, the Fund paid the Adviser net advisory fees of $443,507, $225,700 and $138,127.

The Management Contract between Deutsche Asset Management, Inc. and the Trust on behalf of the Fund, was most recently approved on November 16, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to such Management Contract or "interested persons" of any such parties. The Management Contract will continue in effect, with respect to the Fund, only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Management Contract or "interested persons" of any such parties, or by a vote of a majority of the outstanding shares of the Fund. The Management Contract is terminable by vote of the Board of Trustees, or, with respect to the Fund, by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Adviser. The Adviser may terminate the Management Contract at any time without penalty on 60 days' written notice to the Trust. The Management Contract terminates automatically in the event of its "assignment" (as such term is defined in the 1940 Act).

                                   Page -25-

The Management Contract provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Adviser's obligations under the Management Contract with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

In the management of the Fund and its other accounts, the Adviser allocates investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated based on the Fund's pro rata portion of the amount ordered. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Trust's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Transactions."

Deutsche Asset Management, Inc. is registered with the Commission as an investment adviser and provides a full range of investment advisory services to institutional clients. Deutsche Asset Management, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of October 31, 2000, Deutsche Asset Management, Inc. managed approximately $17 billion in assets for various individual and institutional accounts, including the SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment adviser.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Fund to invest in securities for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Trust's Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by the Fund in the same security. The Trust's Code prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund's adviser has also adopted a Code of Ethics. The Codes of Ethics allow personnel to invest in securities for their own accounts, but require compliance with the Codes' pre-clearance requirements and other restrictions, including "blackout periods" and minimum holding periods, subject to limited exceptions. The Code prohibits participation in all initial public offerings. All Codes require prior approval for purchases of securities in private placements.

The Portfolio's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

PORTFOLIO MANAGEMENT

                                   Page -26-

The person or persons who are primarily responsible for the day-to-day management of the Fund's portfolio and his or her relevant experience is described in the Fund's Prospectuses.

PORTFOLIO TURNOVER

It is estimated that, under normal circumstances, the portfolio turnover rate of the Fund will not exceed 150%. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

The Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal periods ended September 30, 2000, September 30, 1999 and October 31, 1998, the portfolio turnover rate for the Fund was 137%, 115% and 85%, respectively.

THE ADMINISTRATOR

Deutsche Asset Management, Inc. (the "Administrator"), 130 Liberty Street, New York, New York 10006, serves as the Trust's administrator pursuant to an Administration Agreement dated August 27, 1998. Pursuant to the Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net investment income and net realized capital gains, if any.

For its services under the Administration Agreement, the Administrator receives a monthly fee at 0.22% of the annual aggregate average daily net assets of the Fund. The Administrator will pay Accounting Agency and Transfer Agency fees out of the Administration fee. Previously, these fees were charged directly to the Fund. Net Fund Operating Expenses will remain unchanged since the Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of the Fund to the specified percentage of the Fund's net assets as demonstrated in the Expense Information tables in each Prospectus. For the fiscal periods ended September 30, 2000 and September 30, 1999, the Fund paid the Administrator administration fees of $65,048 and $33,104, respectively.

Prior to November 1, 1998, SEI Financial Management Corporation ("SEI") was the Administrator for the Fund. For the fiscal period ended October 31, 1998, the Fund paid SEI administration fees of $57,677. For the fiscal period ended October 31, 1997, the Fund paid SEI administration fees of $23,000. The administration fees described in this paragraph were paid pursuant to a fee schedule that is different from the one currently in effect (described above).

The Administration Agreement provides that the Administrator shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

                                   Page -27-

EXPENSES OF THE TRUST

The expenses borne by the Fund include: (i) fees and expenses of any investment adviser and any administrator of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations;(iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal expenses; (vi)interest, insurance premiums, taxes or governmental fees; (vii) clerical expenses of issue, redemption or repurchase of shares of the Fund; (viii) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (ix) the fees and expenses of Trustees who are not affiliated with the Adviser; (x) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian;
(xi) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xii) charges and expenses of the Trust's auditor; (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xiv) expenses of an extraordinary and nonrecurring nature.

TRANSFER AGENT

Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 ("ICCC"), has been retained to act as transfer and dividend disbursing agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the fund.

THE DISTRIBUTOR

The Trust, on behalf of the Fund, has entered into a distribution agreement (the "Distribution Agreement") pursuant to which ICC Distributors, Inc., Two Portland Square, Portland, Maine 041101 (the "Distributor"), as agent, serves as principal underwriter for the continuous offering of shares, including Institutional shares, of the Fund. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. Shares of the Fund are not subject to sales loads or distribution fees. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Fund.

The Distribution Agreement will remain in effect for one year from its effective date and will continue in effect thereafter only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of such parties. The Distribution Agreement was most recently approved on August 17, 2000 by a vote of the Trust's Board of Trustees, including a majority of those Trustees who were not parties to the Distribution Agreement or "interested persons" of any such parties. The Distribution Agreement is terminable, as to the Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time

                                   Page -28-
without penalty on 60 days' written notice to the Distributor. The Distributor may terminate the Distribution Agreement at any time without penalty on 60 days' written notice to the Trust.

CUSTODIAN

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian pursuant to a Custodian Agreement. Under its custody agreement with the Trust, the Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund.

                                 SERVICE PLAN
                           (INVESTMENT SHARES ONLY)

The Fund has adopted a service plan (the "Plan") with respect to its Investment shares which authorizes it to compensate Service Organizations whose customers invest in Investment shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plan, the Fund may enter into agreements with Service Organizations ("Service Agreements"). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Investment shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or Fund;
(iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment shares; (vi) retirement plan participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the plan; (vii) withholding sums required by applicable authorities; (viii) providing daily valuation services to the plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 ("ERISA"); and (xi) providing prospectuses, proxy materials and other documents of the Fund to participants as may be required by law. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the Fund.

As compensation for such services, each Service Organization of the Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund's Investment shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

                                   Page -29-

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust's Board of Trustees for their review periodically a written report of the Service Plans and the purpose for which such expenditures were made. In the Trustees' services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Plans, Investment shares of the Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional shares of the same Fund in the event that such Service Organization's Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including ERISA) may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Investment shares of the Fund. Service Organizations that are subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their own legal advisers before investing fiduciary assets in Investment shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of "party in interest" with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

                                   Page -30-

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Fund employs brokers, generally at fixed commission rates. Commissions on transactions on US securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third market, the Fund deals with the primary market makers unless amore favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the Management Contract, the Adviser agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Management Contract authorizes the Adviser, subject to the periodic review of the Trust's Board of Trustees, to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of

                                   Page -31-
groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal years ended September 30, 2000 and 1999, the Adviser paid approximately $24,954 and $26,796, respectively, in brokerage commissions for research services for the Fund.

Investment decisions for the fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 1940 Act, the Adviser may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the Trust or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than their contemporaneous charges for comparable transactions for their other most favored, but unaffiliated, customers except for accounts for which they act as a clearing broker, and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of

                                   Page -32-
the Trustees who are not "interested persons" of the Trust or the Adviser, exceptions may be made. Since the Adviser, as investment adviser to the Fund, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of the Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, the fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any associated person of them in connection with effecting transactions for the account of the Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

For the fiscal period ended September 30, 2000, the Fund paid brokerage commissions in the amount of $192 to BT Alex. Brown, an Affiliated Broker. This represents less than 1% of the aggregate brokerage commissions paid by the Fund in the fiscal year and less than 2% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

For the fiscal period ended September 30, 1999, the Fund paid brokerage commissions in the amount of $894 to Bankers Trust Company, an Affiliated Broker. This represents 3% of the aggregate brokerage commissions paid by the Fund in the fiscal year and 3% of the aggregate dollar amount of transactions effected by the Fund in the fiscal year.

Affiliated Brokers do not knowingly participate in commissions paid by the Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliate Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

For the fiscal periods ended October 31, 1998, September 30, 1999, and September 30, 2000, the Fund paid aggregate brokerage commissions of $28,211, $32,822 and $24,954, respectively.


                       PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are distributed by ICC Distributors, Inc., the Distributor. The Fund offers two classes of shares, Institutional and Investment shares. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund Shares" in the Fund's Prospectuses. The following supplements that information.

Investors may invest in Institutional shares by establishing a shareholder account with the Trust. In order to make an initial investment in Investment shares of the Fund, an investor must establish an account with a service organization. Additionally, both Classes have authorized

                                    Page -33-
brokers to accept purchase and redemption orders for Institutional and Investment shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts with the Trust should submit purchase and redemption orders to the Transfer Agent as described in each Prospectus. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of any Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent, the service organization, broker or designated intermediary. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

NET ASSET VALUE

Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of the fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of both Classes of the Fund is calculated by determining the net worth of the Fund attributable to the class (assets, including securities at value, minus liabilities) divided by the number of shares of such class outstanding. The Fund computes net asset value for each class of its shares at the close of such regular trading, on each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day"). If the NYSE closes early, the fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The NYSE is closed on Saturdays and Sundays as well as the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of calculating net asset value for each class of its shares, equity securities traded on a recognized US or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities) on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities

                                   Page -34-
for which market quotations are readily available are valued at the most recent bid price prior to the time of valuation.

Other assets and assets for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of regular trading or the NYSE each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the Fund's net asset value is not calculated. Such calculation may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                            PERFORMANCE INFORMATION

From time to time, performance information, such as total return and yield for shares of the Fund may be quoted in advertisements or in communications to shareholders. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in shares of the Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of the Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of the Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in Institutional shares of the Fund are not at the direction or within the control of the Fund and will not be included in the Fund's calculations of total return.

TOTAL RETURN

                                   Page -35-

Average annual total return is calculated separately for Investment shares and Institutional shares of the Fund. Each type of share is subject to different fees and expenses and, consequently, may have differing average annual total returns for the same period. The Fund that advertises "average annual total return" for a class of its shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

        ERV
T  =  [(---) 1/n - 1]
         P

Where:      T    =     average annual total return,

            ERV  =     ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

            P    =     hypothetical initial payment of $1,000; and

            N    =     period covered by the computation, expressed in years.

The Fund that advertises "aggregate total return" for a class of its shares computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - 1]
                            P

The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

=============================================================================================================================
                                                                                Annualized Total          Cumulative Total
                               Annualized Total        Annualized Total         Return from               Return from
                               Return for the One      Return for the Five      Commencement of           Commencement of
                               Year Period ended       Year Period ended        Operations through        Operations through
                               September 30, 2000      September 30, 2000       September 30,
=============================================================================================================================

                                   Page -36-

==================================================================================================================================
                                                                                               2000       September 30, 2000
----------------------------------------------------------------------------------------------------------------------------------
Investment Class/1/                          63.87%                    ---%                    30.12%           126.81%
----------------------------------------------------------------------------------------------------------------------------------
Institutional Class/2/                       64.49%                    ---%                    30.94%           177.30%
==================================================================================================================================

   (1) Investment Class shares commenced operations on August 21, 1997.
   (2) Institutional Class shares commenced operations on December 18, 1996.

The Fund may from time to time advertise comparative performance as measured by various publications, including, but not limited to, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Dow Jones Investment Adviser, Dow Jones Asset Management, Business Week, Changing Times, Financial World, Forbes, Fortune and Money. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the US Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, US Government agency, corporate, mortgage and Yankee bonds); (f) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and US Government bonds); and (g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Inc., Credit Suisse First Boston Corporation, Morgan Stanley Dean Witter, Salomon Smith Barney, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

                                     TAXES

The following is a summary of the principal US federal income, and certain state and local tax considerations regarding the purchase, ownership and disposition of shares in the Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

GENERAL

                                   Page -37-

The Fund is a separate taxable entity. The Fund has elected or intends to elect to be treated, and intends to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code. Qualification of the Fund as a regulated investment company under the Code requires, among other things, that
(a) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies(the "90% gross income test"); and (b) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions or derivatives that are not directly related to the Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures or forward contracts for purposes other than hedging currency risk with respect to securities in the Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under such regulations.

If the Fund complies with such provisions, then in any taxable year in which the Fund distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount, recognized market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses) and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions ("net tax-exempt interest"), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to federal income tax at regular corporate rates on the amount retained.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to US federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their US federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

For US federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed

                                   Page -38-
net capital gain included in the shareholder's gross income. The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, any net tax-exempt interest may be subject to alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

In order to avoid a 4% federal excise tax, the fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which no federal income tax was paid by the Fund. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) entered into by the Fund will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. As a result, the Fund may be required to recognize income or gain without a concurrent receipt of cash. Additionally, the fund may be required to recognize gain if an option, future, forward contract, short sale, or other transaction that is not subject to these mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any gain or loss recognized on actual or deemed sales of futures contracts, forward contracts, or options that are subject to the mark to market rules, but not the constructive sales rules, (except for certain foreign currency options, forward contracts, and futures contracts) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the fund, such Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures, forward contracts and constructive sales may affect the amount, timing and character of the fund's distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt

                                   Page -39-
instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

If the fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to passthrough to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in passive foreign investment companies may also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. The Fund may limit and/or manage their holdings in passive foreign investment companies or make an available election to minimize their tax liability or maximize their return from these investments.

The federal income tax rules applicable to currency and interest rate swaps, mortgage dollar rolls, and certain structured securities are unclear in certain respects, and the Fund may be required to account for these transactions or instruments under tax rules in a manner that may affect the amount, timing and character of income, gain or loss therefrom and that may, under certain circumstances, limit the extent to which the Fund engages in these transactions or acquires these instruments.

The fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on certain income (possibly including, in some cases, capital gains) from such securities. Tax conventions between certain countries and the US may reduce or eliminate such taxes in some cases. The Fund anticipates that it generally will not be entitled to elect to pass through such foreign taxes to its shareholders. If such an election is made, shareholders would have to include their shares of such taxes as additional income, but could be entitled to US tax credits or deductions for such taxes, subject to certain requirements and limitations under the Code.

Foreign Shareholders. A foreign shareholder is a shareholder that, for U.S. federal income tax purposes, is not a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust. Dividends (other than capital gains dividends and exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a U.S. trade or business carried on by such foreign shareholder generally will be subject to a U.S. federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a U.S. trade or business carried on by such foreign shareholder, then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to U.S. federal income tax on a net-income basis at the rates which are applicable to U.S. citizens and domestic corporations, as the case may be.

                                   Page -40-

Foreign shareholders that are treated as corporations for U.S. federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to U.S. federal income or withholding tax if the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent years' capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, accordingly, would generally not be distributed to shareholders.

US SHAREHOLDERS--DISTRIBUTIONS

For US federal income tax purposes, distributions by the Fund generally will be taxable to shareholders who are subject to tax.

Shareholders receiving a distribution in the form of newly issued shares will be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Distributions from investment company taxable income of the Fund, for the year will be taxable as ordinary income. Investment company taxable income includes, among other things, dividends, taxable interest, income from repurchase agreements, certain interest from interest rate swaps and income from securities loans; accrued, recognized market discount; a portion of the discount on certain stripped tax-exempt obligations and their coupons; and net short-term capital gain (in excess of net long-term capital loss) from the sale of investments or options or futures transactions or the disposition of rights to when-issued securities prior to issuance. Distributions to corporate shareholders designated as derived from dividend income received by the fund, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those received by the fund from US domestic corporations, dividends paid by the Fund will generally not qualify for the dividends received deduction, and some of the dividends paid by the Fund also may not qualify for the deduction. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends received are treated as debt financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days ,extending before and after each such dividend. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative

                                   Page -41-
minimum tax. The dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of the fund and, to the extent such basis would be reduced below zero, require the current recognition of income. Capital gain dividends (i.e., dividends from net capital gain) paid by the Fund, if designated as such in a written notice to shareholders mailed not later than 60 days after the fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations.

US SHAREHOLDERS--SALE OF SHARES

When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character. Moreover, any loss realized on the sale, redemption, or other disposition of the shares of any Fund with a tax holding period of six months or less, to the extent such loss is not disallowed under any other tax rule, will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Additionally, any loss realized on a sale, redemption or other disposition of shares of the fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including distributions from the fund's net long-term capital gains, but not including exempt-interest dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so)the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's United States federal income tax liability.

NON-US SHAREHOLDERS

Shareholders who, as to the United States, are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-US investors generally will be subject to US withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a US trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to US

                                   Page -42-
individuals or domestic corporations. Distributions of net capital gain, including amounts retained by the fund which are designated as undistributed capital gains, to a non-US shareholder will not be subject to US federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Any gain realized by a non-US shareholder upon a sale or redemption of shares of the fund will not be subject to US federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-US investors should consult their tax advisers about the applicability of US federal income or withholding taxes to certain distributions received by them.

STATE AND LOCAL

The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                      GENERAL INFORMATION ABOUT THE TRUST

GENERAL

The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Fund described in this SAI and fourteen additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established two classes of shares: Investment shares and Institutional shares.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only Investment shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of Investment shares of the fund have exclusive voting rights with respect to the service plan adopted by their Fund.

When issued, shares of the Fund are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution

                                   Page -43-
to shareholders. Shares of the Fund entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of the fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of the fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of the fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

As of December 31, 2000, the following shareholders owned the following respective percentages of the outstanding Institutional shares of the Fund:

---------------------------------------------------------------------------------------------------
                                                                         Percentage of
  Shareholder Name and Address                                           Outstanding Shares of
                                                                         the Fund
---------------------------------------------------------------------------------------------------
  Charles Schwab & Co, Inc., Special Custody Account, Mutual              61%
  Funds Department, 101 Montgomery Street, San Francisco, CA
  94104-4122
---------------------------------------------------------------------------------------------------
  Currie & Co, c/o Fiduciary Trust Company Intl, P.O.                     9%
  Box3199, Church Street Station, New York, NY 10008-3199
---------------------------------------------------------------------------------------------------
  Fidelity Investments Institutional Operations Co, Inc, As               8%
  Agent for Certain Employee Benefit Plans, 100 Magelian Way
  KWIC, Covington, KY 41015-1999
---------------------------------------------------------------------------------------------------

As of December 31, 2000, the following shareholders owned the following respective percentages of the outstanding Institutional shares of the Fund:

------------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of
  Shareholder Name and Address                                                         Outstanding Shares of
                                                                                       the Fund
------------------------------------------------------------------------------------------------------------------
  Charles Schwab & Co, Inc., Special Custody Account,                                  84%
------------------------------------------------------------------------------------------------------------------

                                   Page -44-

------------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of
  Shareholder Name and Address                                                         Outstanding Shares of
                                                                                       the Fund
------------------------------------------------------------------------------------------------------------------
  Investment Shares Mutual Funds Department, 101 Montgomery
  Street, San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------
  National Investor Services Corp for Exclusive Benefit of                             10%
  Customers, 55 Water St., Fl 32, New York, NY 10041-3299
------------------------------------------------------------------------------------------------------------------

SHAREHOLDER AND TRUSTEE LIABILITY

The Trust is organized as a Delaware business trust and, under Delaware law, the shareholders of a business trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of the courts in such other states, the courts may not apply Delaware law and may there by subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.

The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ANNUAL AND SEMI-ANNUAL REPORTS

Shareholders of the fund receive an annual report containing audited financial statements and a semi-annual report. All transactions in Institutional shares of the fund and dividends and distributions paid by the fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statementwill be provided by the Transfer Agent.

CONSIDERATION FOR PURCHASES OF SHARES

The Trust generally will not issue shares of the Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued

                                   Page -45-
by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

                            ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201, serves as the Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities.

REGISTRATION STATEMENT

The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                             FINANCIAL STATEMENTS

The audited financial statements for the Fund for the year ended September 30, 2000 are included in, and incorporated by reference into, this Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, the Fund's independent accountants.

                                   Page -46-

                                                                        APPENDIX

                  THE ADVISER'S MICRO CAP INVESTMENT RESULTS

Set forth below are investment results for the Fund and a composite of accounts managed by the Micro Cap Equity Team of the Adviser in accordance with the Micro Cap investment strategy (the "DeAM, Inc. Micro Cap Composite"). For comparison purposes, performance information is also shown for the Fund and the Russell 2000 (an index of small capitalization stocks). The Russell 2000 is comprised of issuers that are ranked according to market capitalization in the bottom 10% of the US equity market. In contrast, the Fund's principal investments are common stocks of issuers that are ranked (at time of purchase) in the bottom 5% of the US equity market.

Each of the Adviser's discretionary, micro cap accounts (other than the Fund, which commenced operations on December 18, 1996) is included in the DeAM, Inc. Micro Cap Composite. These accounts had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for the Fund. Because of the similarities in investment strategies and techniques, the Adviser believes that the accounts included in the DeAM, Inc. Micro Cap Composite are sufficiently comparable to the Fund to make the performance data listed below relevant to prospective investors.

The investment results presented on the next page for the DeAM, Inc. Micro Cap Composite include the Fund's investment results and are not intended to predict or suggest the returns that will be experienced by the Fund or the return an investor may achieve by investing in shares of the Fund. Most of the accounts included in the DeAM, Inc. Micro Cap Composite were not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended. If more of the accounts had been subject to these requirements, the performance of the DeAM, Inc. Micro Cap Composite might have been lower.

The investment results of the DeAM, Inc. Micro Cap Composite were calculated in accordance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and are shown net of commissions and transaction costs (including custody fees) and net of the investment advisory fee charged to accounts included in the Composite (1.50%). The Fund's estimated total annual operating expenses are higher than the investment advisory fee charged to accounts included in the DeAM, Inc. Micro Cap Composite. As a result, it is expected that fees and expenses will reduce the Fund's performance to a greater extent than investment advisory fees have reduced the performance of accounts included in the DeAM, Inc. Micro Cap Composite.

                                   Page -47-

                  PERFORMANCE OF MICRO CAP--Investment Class


--------------------------------------------------------------------------------
   TOTAL RETURN FOR YEAR ENDED
         DECEMBER 31, 2000                                            2.92%
--------------------------------------------------------------------------------
   ANNUALIZED TOTAL RETURN FOR
   PERIOD FROM DECEMBER 21, 1997
         TO DECEMBER 31, 2000                                        24.24%
--------------------------------------------------------------------------------


        Performance of DeAM, Inc. Micro Cap Composite and Russell 2000


                    COMPOSITE SIZE-WEIGHTED RATES OF RETURN
                        DeAM, INC. MICRO CAP COMPOSITE


--------------------------------------------------------------------------------
   Year                Net of Fees/(a)/                       Russell 2000
--------------------------------------------------------------------------------
   2000                      3.07%                               -3.02%
--------------------------------------------------------------------------------
   1999                     75.56%                               21.26%
--------------------------------------------------------------------------------
   1998                     -0.21%                               -2.55%
--------------------------------------------------------------------------------
   1997                     18.68%                               22.36%
--------------------------------------------------------------------------------
   1996                     50.83%                               16.49%
--------------------------------------------------------------------------------
   1995                     54.29%                               28.44%
--------------------------------------------------------------------------------
   1994                    -16.50%                               -1.82%
--------------------------------------------------------------------------------
   1993                     18.51%                               18.91%
--------------------------------------------------------------------------------
   1992                      4.01%                               18.41%
--------------------------------------------------------------------------------
   1991                     74.93%                               46.05%
--------------------------------------------------------------------------------
   1990                     -1.98%                              -19.51%
--------------------------------------------------------------------------------
  Inception
  to Date/(b)/              19.11%                               11.21%
--------------------------------------------------------------------------------

(a) Rates of Return - Net are calculated using a monthly fee ratio of 12.50 basis points.
(b) Inception to Date is the annualized return for the period October 1, 1986 to December 31, 2000

                                   Page -48-

MORGAN GRENFELL INVESTMENT TRUST
One South Street
Baltimore, MD 21202

INVESTMENT ADVISER
Deutsche Asset Management, Inc.
130 Liberty Street
New York, New York 10006

ADMINISTRATOR
Deutsche Asset Management, Inc.
130 Liberty Street
New York, New York 10006

DISTRIBUTOR
ICC Distributors, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 W. Pratt Street
Suite 2100
Baltimore, MD 21201

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

SERVICE INFORMATION
Existing accounts, new accounts, prospectuses, Statements of Additional Information applications, and service forms, Telephone Exchange, Share Price and Performance Information --1-800-730-1313.

                                   Page -49-

PART C.  OTHER INFORMATION

Item 23. EXHIBITS

Except as noted, the following exhibits are being filed herewith:
(a). Agreement and Declaration of Trust of Registrant dated September 13, 1993, as amended. /1/
(b).      Amended By-Laws of Registrant.  /1/
(c). See Articles III, IV, and V of the Agreement and Declaration of Trust (exhibit (a)) and Article II of the Amended By-Laws (exhibit (b)). /1/
(d)(1). Management Contract dated January 3, 1994, as amended as of April 25, 1994, April 1, 1995 and September 1, 1995, between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) and Registrant, on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund (formerly European Equity Growth Fund), New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund. /1/
(d)(1)(i) Amendment dated August 22, 2000, to Management Contract dated January 3,1994, as amended April 25, 1994, April 1, 1995 and September 1, 1995 between Deutsche Asset Management Investment Services Limited and Registrant, on behalf of International Select Equity, European Equity, International Small Cap Equity, Emerging Markets Equity Fund, Global Fixed Income, International Fixed Income and Emerging Markets Debt. /8/
(d)(2). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Fixed Income Fund and Municipal Bond Fund. /1/
(d)(3). Management Contract dated as of December 28, 1994 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Large Cap Growth Fund, Smaller Companies Fund, Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund. /1/
(d)(4). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc. dated August 23, 1996) and Registrant, on behalf of Micro Cap Fund. /2/
(d)(5). Management Contract between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant dated August 23, 1996, on behalf of Total Return Bond Fund and High Yield Bond Fund. /3/
(d)(6). Subadvisory Contract between Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Ltd.), Deutsche Asset Management Investment, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of Total Return Bond Fund. /4/
(d)(7). Management Contract between Deutsche Asset Management, Inc. and Registrant, on behalf of European Equity Fund. (dated December 24,
          1999) /7/
(e)(1). Distribution Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. /7/

(e)(1)(i) Appendix A, revised as of October 29, 2000, to Distributor's Agreement between ICC Distributors, Inc. and Registrant, on behalf of all of its series. /10/
(f).        Not Applicable.
(g). Custody Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant, on behalf of all of its series. /4/
(h)(1). Administration Agreement dated as of August 27, 1998 between Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) and Registrant, on behalf of all of its series. /4/
(h)(2). Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series. /7/
(h)(2)(i) Appendix A dated October 29, 2000 to Transfer Agency Agreement dated November 22, 1999, between Investment Company Capital Corp. and Registrant, on behalf of each of its series; /11/
(h)(3). Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Morgan Grenfell Inc. (formerly Morgan Grenfell Capital Management, Inc.) and Registrant on behalf of all of its series. /4/
(h)(3)(i) Amendments dated September 1, 2000, September 13, 2000, September 18, 2000, and September 22, 2000, to Accounting Agency Agreement dated September 8, 1998 among Brown Brothers Harriman & Co., Deutsche Asset Management, Inc.(formerly Morgan Grenfell, Inc.) and Registrant. /8/
(h)(3)(ii) Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond and Fixed Income. /8/
(h)(3)(iii) Appendix A dated November 30, 2000 to Accounting Services Agreement dated September 1, 2000, among Investment Company Capital Corp., Deutsche Asset Management, Inc. and Registrant on behalf of Short-Term Fixed Income, Short-Term Municipal Bond, Municipal Bond, Fixed Income and Total Return Bond. /9/
(h)(3)(iv) Delegation Agreement dated as of August 24, 1998 between Brown Brothers Harriman & Co. and Registrant on behalf of International Select Equity Fund, Global Equity Fund, European Equity Fund, New Asia Fund, International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund, International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt and Emerging Local Currency Debt Fund. /4/
(h)(4) Expense Limitation Agreement dated September 30, 2000, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Micro Cap - filed herewith.
(h)(4)(i) Expense Limitation Agreement dated October 31, 1999, between Deutsche Asset Management, Inc. and Registrant, on behalf of each class of shares of Fixed Income, Municipal Bond, Short-Term Fixed Income, Short-Term Municipal Bond, High Yield Bond and Smaller Companies. /8/
(h)(4)(ii) Expense Limitation Agreement dated October 31, 1999, among Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited and Registrant, on behalf of each class of shares of International Select Equity, European

            Equity, Emerging Markets Equity, Global Fixed Income, International Fixed Income, Emerging Markets Debt and International Small Cap Equity. /8/
(h)(4)(iii) Expense Limitation Agreement dated September 29, 2000, between
            Deutsche Asset Management, Inc. and Registrant, on behalf of High Yield Bond Premier Class. /8/
(h)(4)(iv) Expense Limitation Agreement dated October 29, 2000, between Deutsche Asset Management, Inc. and Registrant, on behalf of Total Return Bond Institutional Class and Premier Class. /9/
(h)(4)(v) Appendix A to Expense Limitation Agreement dated October 31, 2000, between Deutsche Asset Management, Inc. and Registrant on behalf of European Equity Premier Class. /10/
(i).        Not Applicable.
(j).        Consent of Independent Accountants - filed herewith.
(k).        Not Applicable.
(l). Share Purchase Agreement dated as of December 29, 1993 between Registrant and SEI Financial Management Corporation. /6/
(m).        Rule 12b-1 Plans - Not Applicable.
(n)         Not Applicable
(o).        Amended Rule 18f-3 Plan dated August 17, 2000. /8/
(p).        Fund and Advisers' Codes of Ethics. /8/;
(q).        Powers of Attorney.  /10/

---------------------

/1/ Filed as an exhibit to Post-Effective Amendment no. 9 to Registrant's Registration Statement on February 15, 1996 (accession number 0000950146-96-00221) and incorporated by reference herein.

/2/ Filed as an exhibit to Post-Effective Amendment no. 12 to Registrant's Registration Statement on November 1, 1996 (accession number 0000950146-96-001933) and incorporated by reference herein.

/3/ Filed as an exhibit to Post-Effective Amendment no. 18 to Registrant's Registration Statement on December 12, 1997 (accession number0000950146-97-001909) and incorporated by reference herein.

/4/ Filed as an exhibit to Post-Effective Amendment no. 20 to Registrant's Registration Statement on December 28, 1998 (accession number 0001047469-98-045270) and incorporated by reference herein.

/5/ Filed as an exhibit to Post-Effective Amendment no. 10 to Registrant's Registration Statement on June 11, 1996 (accession number0000950146-96-000954) and incorporated by reference herein.

/6/ Filed as an exhibit to Post-Effective Amendment no. 16 to Registrant's Registration Statement on February 11, 1997 (accession number 0000950146-97-000164) and incorporated by reference herein.

/7/ Filed as an exhibit to Post-Effective Amendment no. 22 to Registrant's Registration Statement on December 23, 1999 (accession number 0000928385-99-003687) and incorporated by reference herein.

/8/ Filed as an exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on September 29, 2000 (accession number 0000950169-00-001215) and incorporated by reference herein.

/9/ Filed as an exhibit to Post-Effective Amendment No. 28 to Registrant's Registration Statement on October 27, 2000 (accession number 0000950109-00-004256) and incorporated by reference herein.

/10/ Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's Registration Statement on November 30, 2000 (accession number 0000950169-00-001351) and incorporated by reference herein.

/11/ Filed as an exhibit to Post-Effective Amendment No. 30 to Registrant's Registration Statement on December 29, 2000 (accession number 0001021408-00-004545) and incorporated by reference herein.

Item 24.  Persons Controlled By or Under Common Control With Registrant

The Registrant does not directly or indirectly control any person.

Item 25.  INDEMNIFICATION

Article III, Section 7 and Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's By-Laws provide for indemnification of the Registrant's trustees and officers under certain circumstances.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management Investment Services Limited (formerly Morgan Grenfell Investment Services Limited) (File No. 801-12880) and in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II

(b)  Section 6, Business Background, of each Schedule D.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Investment Funds, BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio,

Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust, The Glenmede Fund, Inc. and The Glenmede Portfolios.

(b) Unless otherwise stated, the principal business address for the following persons is Two Portland Square, Portland, Maine 04101.


(1)                          (2)                          (3)
Name & Principal             Position & Offices with      Position & Offices
Business Address             Distributor                  with the Registrant
----------------             -----------------------      -------------------
John Y. Keffer               President and Director       None
David R. Keffer              Director                     None
Ronald H. Hirsch             Treasurer                    None
Nanette K. Chern             Chief Compliance Officer     None
David I. Goldstein           Secretary                    None
Benjamin L. Niles            Vice President               None
Frederick Skillin            Assistant Treasurer          None
Marc D. Keffer               Assistant Secretary          None

(c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202. All other books, records, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of the Registrant's custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, except for certain transfer agency and records which are in the physical possession of Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, the Registrant's transfer agent, and Deutsche Asset Management, Inc., the Trust's administrator, 130 Liberty Street, New York, NY 10006.

Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKING

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) has duly caused this Post-Effective Amendment No. 31 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on January 29, 2001.

                 MORGAN GRENFELL INVESTMENT TRUST

                 By:           /s/ Richard T. Hale
                               ------------------
                               Richard T. Hale
                               President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signatures                  Title                              Date
     ----------                  -----                              ----

                           President and Chief                January 29, 2001
/s/ Richard T. Hale        Executive Officer
-------------------
    Richard T. Hale

                           Treasurer                          January 29, 2001
/s/ Charles A. Rizzo
--------------------
    Charles A. Rizzo

                           Trustee                            January 29, 2001
/s/ Paul K. Freeman
-------------------
    Paul K. Freeman


/s/ Graham E. Jones*       Trustee                            January 29, 2001
-------------------
    Graham E. Jones


/s/ Hugh G. Lynch*         Trustee                            January 29, 2001
-----------------
    Hugh G. Lynch


/s/ William N. Searcy*     Trustee                            January 29, 2001
---------------------
    William N. Searcy

/s/ Edward T. Tokar*       Trustee                            January 29, 2001
-------------------
    Edward T. Tokar


*By:                                                   Dated: January 29, 2001
  /s/ Daniel O. Hirsch
  --------------------
  Daniel O. Hirsch
  Power-of-Attorney